FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “First Amendment”) is made and entered effective as of July 22, 2026 (the “Amendment Effective Date”), by and between GIPTX 6919 North Service Road, LLC, a Delaware limited liability company; GIPOH 6696 State Route 95, LLC, a Delaware limited liability company; GIPME 409 US Route 2, LLC, a Delaware limited liability company; GIPME 1905 Hallowell Road, LLC, a Delaware limited liability company; GIPPA 23 Wert Drive, LLC, a Delaware limited liability company; GIPOH 5405 Tiffin Avenue, LLC, a Delaware limited liability company; and, GIPOH 7970 E Harbor Road, LLC, a Delaware limited liability company (individually and collectively, “Seller”), and HABG Texas LLC, a Texas limited liability company (the “Purchaser”).

RECITALS

A.
WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement having an Effective Date of June 19, 2026 (the “Agreement”), regarding certain real property located in Maine, Ohio, Pennsylvania, and Texas, and more particularly described in the Agreement.

B.
WHEREAS, Seller and Purchaser desire to amend certain provisions of the Agreement in the manner provided for in this First Amendment.

C.
WHEREAS, all capitalized terms used in this First Amendment shall have the same meanings ascribed to them in the Agreement, unless otherwise indicated herein to the contrary.

NOW, THEREFORE, for good and valuable consideration and the mutual covenants, terms, and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.
Recitals. The recitals set forth above are incorporated herein as if restated in their entirety.

2.
Ratification. The Agreement is hereby ratified as of the date hereof and declared in full force and effect as of such date, as modified and amended hereby. From and after the Amendment Effective Date, all references to the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

3.
Purchase Price. The Purchase Price for the Property shall be the sum of Six Million Two Hundred Forty Six Thousand Two Hundred Twenty and 50/100 Dollars ($6,246,220.50).

4.
Deletion of References. Each and every reference in the Agreement to GIPME 1905 Hallowell Road, LLC, a Delaware limited liability company and the Litchfield Property is hereby deleted in its entirety, and all such references shall be of no further force or effect as of the Amendment Effective Date.

5.
Replacement of Exhibits and Schedule. Exhibit A, Exhibit B, and Schedule 3 to the Agreement are hereby deleted in their entirety and replaced with Exhibit A, Exhibit B, and Schedule 3, respectively, attached hereto and incorporated herein by this reference. From and after the Amendment Effective Date, all references in the Agreement to Exhibit A, Exhibit B, and Schedule 3 shall mean the Exhibit A, Exhibit B, and Schedule 3 attached to this First Amendment.

6.
Financing Period. The definition of “Financing Period” in Section 2.3 is hereby amended to read: “by July 31, 2026.”

7.
Closing Date. The definition of “Closing Date” in Section 10 is hereby amended to read: “on or before August 5, 2026.”

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8.
Waiver of Due Diligence Period; Approval to Proceed. As of the Amendment Effective Date, Purchaser hereby waives the remainder of the Due Diligence Period and its right to terminate the Agreement pursuant to Sections 4 and 8. Further, pursuant to Section 8.4, this First Amendment shall constitute Purchaser's written approval that it will proceed with the purchase of the Property.
9.
Earnest Money. Except as expressly provided in this Section with respect to the Finance Contingency, the Earnest Money shall be non-refundable to Purchaser and shall be applied to the Purchase Price at Closing. Notwithstanding the foregoing, the third sentence in Section 2.3 is hereby amended to read: in the event Purchaser, despite using commercially reasonable efforts, fails to obtain the Loan and provides Seller with reasonable documentation of such failure before the expiration of the Financing Period, then Purchaser shall have the right, at its election, to either: (i) terminate this Agreement by delivering written notice thereof to Seller, in which case the Earnest Money shall be promptly refunded to Purchaser and, except for those obligations that expressly survive termination, neither party shall have any further liability to the other under this Agreement; or (ii) proceed to Closing in accordance with the terms of this Agreement. If Purchaser fails to deliver such written notice of termination to Seller before the expiration of the Financing Period, Purchaser shall be deemed to have elected to proceed to Closing under clause (ii), the Finance Contingency shall be deemed waived, and the Earnest Money shall thereafter be non-refundable.
10.
No Default. Seller and Purchaser hereby affirm that as of the Amendment Effective Date no breach, default, event of default, or other act, error, or omission which, with the giving of notice or passage of time or both, would constitute a breach, default, or event of default by either party has occurred and is continuing under the Agreement.
11.
No Further Amendments. In the event of any inconsistencies between the terms and provisions of this First Amendment and the terms and provisions of the Agreement, the terms and provisions of this First Amendment shall control.

12.
Entire Agreement. This First Amendment contains the entire understanding between the parties with respect to the matters being amended as contained herein.

13.
Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. In addition, properly executed, authorized signatures may be transmitted via facsimile, email in portable document format (.pdf), or other electronic transmission intended to preserve the original graphic appearance of a document, and upon receipt shall constitute an original signature.

[signature pages follow]

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IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment to Purchase and Sale Agreement as of the Amendment Effective Date.

PURCHASER:

HABG Texas LLC,

a Texas limited liability company

By: Gangula BA LLC, a Texas limited liability company

Its: Manager

By: /s/ Bharath Gangula

 Bharath Gangula, Managing Member

By: HVRR Services LLC, a Texas limited liability company

Its: Manager

By: /s/ Homarjun Agrahari

 Homarjun Agrahari, Managing Member

Execution Date: July 23, 2026

[seller signature pages follow]

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SELLER: GIPTX 6919 North Service Road, LLC, a Delaware limited liability company By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026
GIPOH 6696 State Route 95, LLC, a Delaware limited liability company
By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026
GIPME 409 US Route 2, LLC, a Delaware limited liability company
By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026
GIPME 1905 Hallowell Road, LLC, a Delaware limited liability company
[seller signature page follows]	By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026

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GIPPA 23 Wert Drive, LLC, a Delaware limited liability company
By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026
GIPOH 5405 Tiffin Avenue, LLC, a Delaware limited liability company
By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026
GIPOH 7970 E Harbor Road, LLC, a Delaware limited liability company
By: /s/ David Sobelman David Sobelman, Authorized Officer Execution Date: July 23, 2026

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Exhibit “A”

Legal Description of the Property

6919 N Service Road, Big Spring, Texas (“Big Spring Property”):

All that certain lot, tract or parcel of land, part of Section 43, Block 31, Township 1 North of the T & P RR Co. Survey, Howard County, Texas, being all that certain called 2.38 acres described in a deed from Susan Gaston to Willis Floyd Gillette, Jr. on May 14, 2004 recorded in Volume 933, Page 130 of the Official Records, Howard County, Texas, being part of that certain tract described in a deed to Charles Robinson, recorded in Volume 90, Page 266 of the Deed Records, Howard County, Texas and being more completely described as follows, to-wit:

BEGINNING at a 5/8" iron rod (found) for the Southeast corner of the above mentioned 2.38 acre tract, the East line of the above mentioned Robinson tract, in the East line of the above mentioned Section 43, the West line of Section 44, Block 31, Township 1 North of the T & P RR Co. Survey, at the intersection of the North right of way line of Frontage Road and the centerline of North Moss Lake Road (County Road No. 37);

THENCE South 66 deg. 20 min. 28 sec. West with the North right of way line of Frontage Road, the South line of the 2.38 acre tract, at 30.16 ft. pass a 5/8" iron rod (found) for reference and continue a total distance of 291.51 ft. to a 5/8" iron rod (found) for the Southwest corner of same;

THENCE North 13 deg. 07 min. 23 sec. West with the West line of the 2.38 acre tract, a distance of 388.61 ft. to a 5/8" iron rod (found) for the Northwest corner of same;

THENCE North 76 deg. 50 min. 22 sec. East with the North line of the 2.38 acre tract, at 78.15 ft. pass a fence corner post for the Southwest corner of the Irene Hinojosa 1.0 acre tract described in County Clerk's File No. 2011-00000202, at 178.50 ft. pass a 5/8" iron rod (found) for reference and continue a total distance of 286.56 ft. to a 60d nail (found) for the Southeast corner of same, the Northeast corner of the 2.38 acre tract, in the East line of the Robinson tract, the East line of Section 43, the West line of Section 44, in the centerline of North Moss Lake Road;

THENCE South 13 deg. 07 min. 43 sec. East with the East line of the 2.38 acre tract and the Robinson tract, the East line of Section 43, the West line of Section 44, the centerline of North Moss Lake Road a distance of 335.50 ft. to the place of beginning, containing 2.382 acres of land.

6696 State Route 95, Mount Gilead, OH (“Mount Gilead Property”):

Situated in the Township of Chester, County of Morrow and State of Ohio:

Situated in Lot Number Eight (#8), Quarter 2, Township 7 North, Range 15 West, and being parts of a 1.3055 acre parcel and a 2.4162 acre parcel as conveyed to Arnold R. Beverly, Trustee in Official Record 753, Page 745, and part of a 1.5325 acre parcel conveyed to Arnold R. Beverly, Trustee in Official Record 717, Page 531, and being more particularly described as follows:

Commencing from a found railroad spike at the intersection of County Road 23 and Chester Avenue (Township Road 261);

Thence along the centerline of County Road 23 North 85 degrees 07 minutes 34 seconds West, a distance of 305.55 feet to the Southeast corner of said 2.4162 acre parcel and the point of beginning, referenced by a set 5/8

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inch iron pin on the East line of said 2.4162 acre parcel that bears North 17 degrees 23 minutes 24 seconds East, a distance of 30.73 feet;

Thence from the point of beginning, continuing along the centerline of County Road 23 and the South line of said 2.4162 acre parcel, North 85 degrees 07 minutes 34 seconds West, a distance of 289.95 feet to a point;

Thence leaving the centerline of County Road 23 and the South line of said 2.4162 acre parcel along a new division line through said 2.4162 acre parcel, said 1.5325 acre parcel, and said 1.3055 acre parcel, North 33 degrees 58 minutes 33 seconds East, a distance of 566.48 feet to a point in the North line of said 1.3055 acre parcel, passing a set 5/8 inch iron pin with cap at 34.33 feet in the Northerly right-of way of County Road 23, and passing the North line of said 2.4162 acre parcel and the South line of said 1.5325 acre parcel at 253.97 feet, and passing the East line of said 1.5325 acre parcel and the West line of said 1.3055 acre parcel at 322.78 feet, and passing a set 5/8 inch iron pin with cap at 513.93 feet in the Southerly right-of-way of State Route 95;

Thence along the North line of said 1.3055 acre parcel South 55 degrees 28 minutes 06 seconds East, a distance of 127.00 feet to a point at the Northeast corner of said 1.3055 acres;

Thence leaving the North line of said 1.3055 acre parcel, and along the East line of said 1.3055 acre parcel and said 2.4162 acre parcel South 17 degrees 23 minutes 24 seconds West, a distance of 442.65 feet to the point of beginning, passing a found iron pin at 37.40 feet, and passing the Southerly right-of way of State Route 95 at 44.64 feet, and passing a found iron pin at the Southeast corner of said 1.3055 acre parcel and the Northeast corner of said 2.4162 acre parcel at 270.63 feet, and passing a set 5/8 inch iron pin with cap at 411.92 feet in the Northerly right-of-way of County Road 23;

Containing 2.2640 acres more or less, of which 0.3427 acres more or less lies in the right-of-way of County Road 23 and State Route 95, leaving 1.9213 acres net more or less, and more particularly includes 0.0150 acres more or less from said 1.5325 acre parcel, 1.0946 acres more or less from said 1.3055 acre parcel, and 1.1544 acres more or less from said 2.4162 acre parcel.

Subject to all existing easements and right-of-ways of record;

The remainder of said 1.3055 acre parcel is a non-buildable lot and can only be transferred to an adjoining land owner.

This description is based on an actual field survey performed by or under the direct supervision of Thomas P. Baumann, PS, Registered Surveyor S-7450 in June 2014.

Bearings based on the Ohio North Zone (#3401) State Plane Coordinate System (NAD 83, 2011).

Deed Reference: Official Record 753, Page 745, and Official Record 717, Page 531

Prepared by: Baumann Land Survey, Inc. Thomas P. Baumann, PS, Ohio Surveyor #S-7450.

Together with a Restriction and Easement Agreement recorded in Volume 834, Page 910, Morrow County, Ohio Records.

409 US Route 2, East Wilton, ME (“Wilton Property”):

A certain lot or parcel of land together with any improvements thereon located on the easterly side of Route 2 and Route 4 and the northwesterly side of Munson Road, in the Town of Wilton, County of Franklin, State of Maine, being more particularly bounded an described as follows:

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Beginning at a point on the easterly right of-way line of Route 2 and Route 4 at the northwesterly corner of land now or formerly of Yvonne Graves as described in Deed Book 2261, Page 144, Franklin County Registry of Deeds (FCRD), Said point being N 84° 25' 26" W 0.86' from a 1/4" iron pipe;

Thence, N 05° 37’ 40" E along the easterly right-of way line of said Route 2 and Route 4 300.91' to the southwesterly corner of land now or formerly of William E. Baxter and Deborah A. Baxter as described in Deed Book 1660, Page 64. Said corner being N 86° 58' 10" W 0.79' from a 3/4" iron pipe;

Thence, S 86° 58' 09" E along the southerly line of said Baxter 332.94' to #5 rebar with cap stamped "NCS, Inc. PLS 2080" on the southwesterly line of land now or formerly of Guy A. Collins and Roberta 1. Collins as described in Deed Book 827, Page 64;

Thence, S 19° 38' 54" E along the southwesterly line of said Collins 225.84' to an iron fence post on the northwesterly right-of-way line of Munson Road;

Thence, on a non-tangent curve to the left along the northwesterly right-of-way line of said Munson Road an arc length of 246.98' to a point. Said curve having a radius of 1460.00' and a chord of S 51° 05' 30" W 246.69’;

Thence, S 46° 14' 43" W along the northwesterly right-of-way line of said Munson Road 100.00" to a #5 rebar with cap stamped "NCS, Inc. PLS 2080" at the easterly corner of said Graves;

Thence, N 15° 30' 44" W along the northeasterly line of said Graves 147.18 to a #5 rebar with cap stamped "NCS, Inc., PLS 2080”;

Thence, N 84° 25' 26" W along the northerly line of said graves 135.00' to the point of beginning.

23 Wert Drive, Thompsontown, PA (“Thompsontown Property”):

ALL THAT CERTAIN parcel or tract of land situate on the south side of Old Route 22 (S.R. 3002) in Delaware Township, Juniata County, Pennsylvania, shown as "Proposed Lot" on an "ALTA/ACSM Land Title Survey for GBT Realty" prepared by Steckbeck Engineering & Surveying, Inc. dated July 9, 2014 and subsequently revised, approved by the Delaware Township Board of Supervisors on February 19, 2015, and recorded. February 20, 2015 as Juniata County Instrument No. 201500600, being more particularly bounded and described as follows, to wit:

COMMENCING at a point on the southern right-of-way line of Old Route 22 (S.R. 3002), said point also on the common property line between lands of David L. Robinson & Shannon J. Robinson and lands of John O. Frymoyer & Norma M. Frymoyer; thence going along said right-of-way line and through said lands of Frymoyer, North 69 degrees 21 minutes 58 seconds East a distance of 109.70' to the point of beginning;

thence going along said southern right-of-way line of Old Route 22 (S.R. 3002), North 69 degrees 21 minutes 58 seconds East a distance of 337.88' to a point; thence going through residual lands of Frymoyer the six (6) following courses and distances: (1) South 20°38'02" East a distance of 245.98' to a point; (2) South 70°40'26" West a distance of 250.00' to a point; (3) North 24°02'30" West a distance of 114.32' to a point; (4) South 65°57'30" West a distance of 50.00' to a point; (5) North 24°02'30" West a distance of 105.81' to a point; (6) with a curve turning to the left with an arc length of 37.78', with a radius of 25.00', with a chord bearing of North 67°20'04" West, with a chord length of 34.29' to the point of beginning.

CONTAINING in area: 1.58 acres.

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BEING PARCEL NO. 02-02-102

BEING the same premises which Rich Uncles NNN Operating Partnership, L.P., a Delaware limited partnership, by Deed dated March 16, 2017 and recorded March 23, 2017 in Juniata County at Instrument No. 201700981, granted and conveyed unto RU Dollar General OHPAME6, LLC, a California limited liability company, in fee.

5405 Tiffin Avenue, Castalia, OH (“Castalia Property”):

Situated in the Township of Margaretta, County of Erie, State of Ohio, and being a part of Original Lot 26, Section 2, also known as being a portion of a parcel of land conveyed to Cardinal Property Holdings, Ltd, as recorded in RN 201407070, of said County's Records, and being further bounded and described as follows:

Commencing at a Mag Nail set at the centerline intersection of Maple Ave. and Sandusky-Clyde Rd. (S.R. 101, 60 feet wide), thence along the centerline of said Sandusky-Clyde Rd., S 88° 08 36" E for a distance of 1651.85 feet to a point, said point being the TRUE POINT OF BEGINNING of the parcel of land hereinafter described, thence clockwise along the following four (4) courses and distances:

1. N 1° 51' 24" E for a distance of 360.00 feet to a 5/8 inch rebar with cap "GPD" set, passing over a 5/8 inch rebar with cap "GPD" set on the north right of way line of said Sandusky-Clyde Rd. at 30.00 feet;

2. S 88°08' 36" E for a distance of 241.19 feet to a 5/8 inch rebar with cap "GPD" set: on the west line of a parcel of land conveyed to Howard J. Longnecker and Learta Longnecker as recorded in Volume 534, Page 281;

3. Thence along said west line, S 1° 33' 32" B for a distance of 360.64 feet to a point in the centerline of said Sandusky-Clyde Rd., passing over a capped pin "Hancock & Associates" found on said north right of way line at 330.59 feet;

4. Thence along said centerline, N 88° 08' 36" W for a distance of 262.68 feet to the True Point of Beginning and containing 2.0821 acres (90,697 sq.ft.) of land, more or less, and subject to all easements, restrictions and covenants of record as surveyed under the supervision of James E. Karing, P.S. Number 7539, for Glaus, Pyle, Schomer, Burns & DeHaven, Inc., dba GPI Group, in August of 2014.

Basis of Bearing is State Plane Grid North, NAD 83 (2011), Geoid 12A, Ohio North Zone.

7970 E Harbor Road, Lakeside, OH (“Lakeside Property”):

Real property in the City of Lakeside Marblehead, County of Ottawa, State of Ohio, described as follows:

Situated in the Township of Danbury, County of Ottawa, State of Ohio, and being a part of the Section 2, Lot 16, Firelands, also known as being a portion of a parcel of land conveyed to Stephen A. Boytim as recorded in Volume 395, Page 542, of said County's Records, and being further bounded and described as follows:

Commencing at a 5/8 inch rebar found at the Southeast corner of said Lot 16 and on the centerline of Englebeck Rd. (T.R. 138, 60 feet wide);

Thence along the East line of said Lot 16 and said centerline, N 0º 59' 29" W for a distance of 1125.41 feet to a point, said point also being the True Point of Beginning of the parcel of land hereinafter described;

Thence clockwise along the following four (4) courses and distances:

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1. S 88º 37' 29" W for a distance of 275.01 feet to a 5/8 inch rebar with cap "GPD" set on the East line of a parcel of land conveyed to Edward D. Lukuch and Grazyna M. Lukuch as recorded in Volume 415, Page 296, passing over a 5/8 inch rebar with cap "GPD" set on the West right of way line of said Englebeck Rd. at 40.00 feet;

2. Thence along the East line of said Edward D. Lukuch and Grazyna M. Lukuch, N 0º 59' 29" W for a distance of 355.25 feet to a point on the centerline of E. Harbor Rd. (S.R. 163, variable width), passing over a capped rebar "HARTUNG 5667" found on the South right of way line of said E. Harbor Rd. at 315.00 feet;

3. Thence along said centerline, S 71º 52' 29" E for a distance of 291.05 feet to the intersection of said E. Harbor Rd. and said Englebeck Rd., said intersection also being on the East line of said Lot 16;

4. Thence along the centerline of said Englebeck Rd. and the East line of said Lot 16, S 0º 59' 29" E for a distance of 258.09 feet to the True Point of Beginning and containing 1.9361 acres (84,335 sq. ft.) of land, more or less; of which 0.4525 acres lies within the present road right of way, and subject to all easements, restrictions and covenants of record as surveyed under the supervision of James E. Karing, P.S. Number 7539, for Glaus, Pyle, Schomer, Burns & DeHaven, Inc., dba GPD Group, in August of 2014.

Basis of Bearing is State Plane Grid North, NAD 83 (2011), Geoid 12A, Ohio North Zone, Tied by GPS to the ODOT VRS System.

Excepting therefrom the following described premises as conveyed by the Agreed Judgment Entry on Settlement recorded November 7, 2022 in/as OR Volume 1922, Page 891 of the Ottawa County Records:

PARCEL 10-WD

Situated in the State of Ohio, County of Ottawa, Danbury Township, Firelands Section 2, Lot 16 and being part of a deed of record 1.9361 acre parcel of land conveyed to RU Dollar General OHPAME6, LLC as recorded in Official Record 1625, Page 359 of the Ottawa County Recorder's Office and being more particularly described as follows:

Being a parcel lying on the right side of the existing centerline of right of way of State Route 163 as part of the OTT-163-33.85 Centerline Plat made by Fishbeck for the Ohio Department of Transportation as recorded in Instrument Number 2021-313163 (Plat Book 73, Page 45) of the plat records of Ottawa County, Ohio and being located within the following described points in the boundary thereof;

Commencing at a 1/2 inch iron pin found within a monument box, said 1/2 inch iron pin found being the Southeast corner of said Lot 16, also being the Southwest corner of Firelands Section 2, Lot 15, also being on the centerline of right of way of Englebeck Road, said 1/2 inch iron pin found being station 15+14.17 of the centerline of right of way of Englebeck Road;

Thence Northerly on the East line of said Lot 16, also being the West line of said Lot 15, North 00 degrees 59 minutes 05 seconds West, 1190.85 feet, to a point on the East line of said Lot 16, also being the West line of said Lot 15, also being the grantor's East property line, said point being 7.14 feet right of Englebeck Road centerline of right of way station 27+05.00 and also being the TRUE POINT OF BEGINNING for the parcel of land herein described:

1) Thence Westerly on a line perpendicular to the existing centerline of right of way of Englebeck Road, South 88 degrees 40 minutes 18 seconds West, 62.14 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, said pin being 55.00 feet left of Englebeck Road centerline of right of way station 27+05.00;

2) Thence Northerly on the proposed West right of way line of Englebeck Road, being a right of way line 55.00 feet Westerly of as measured perpendicular to and parallel with, the existing centerline of right of way of

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Englebeck Read, North 01 degree 19 minutes 42 seconds West, 25.00 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, said pin being 55.00 feet left of Englebeck Road centerline of right of way station 27+30.00;

3) Thence Northerly continuing on the proposed West right of way line of Englebeck Road, North 04 degrees 22 minutes 53 seconds West, 75.11 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, said pin being 59.00 feet left of Englebeck Road centerline of right of way station 28+05.00;

4) Thence Northerly continuing on the proposed West right of way line of Englebeck Road, North 19 degrees 17 minutes 51 seconds West, 38.90 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, also being on the proposed South right of way line of State Route 163, said pin being 71.00 feet left of Englebeck Road centerline of right of way station 28+42.00, also being 78.64 feet right of State Route 163 centerline of right of way station 388+38.77;

5) Thence Northwesterly on the proposed South right of way line of State Route 163, North 41 degrees 28 minutes 07 seconds West, 33.21 feet, to an iron pin set on the proposed South right of way line of State Route 163, said pin being 62.00 feet right of State Route 163 centerline of right of way station 388+10.00;

6) Thence Westerly continuing on the proposed South right of way line of State Route 163, North 69 degrees 48 minutes 49 seconds West, 127.95 feet, to an iron pin set on the proposed South right of way line of State Route 163, said pin being 58.00 feet right of State Route 163 centerline of right of way station 386+82.00;

7) Thence Northwesterly continuing on the proposed South right of way line of State Route 163, North 64 degrees 55 minutes 04 seconds West, 61.41 feet, to an iron pin set on the proposed South right of way line of State Route 163, also being on the grantor's West property line, said pin being 50.76 feet right of State Route 163 centerline of right of way station 386+20.97;

8) Thence Northerly on the grantor's West property line, also being the East property line of Grazyna M. Lukuch deed of record 6.3448 acre parcel as recorded in Official Record 1125, Page 686 of the Ottawa County Recorder's Office, North 00 degrees 59 minutes 05 seconds West, 53.78 feet, passing a capped iron pin found at a distance of 12.71 feet, to a point on the existing centerline of right of way of State Route 163, said point also being described as the grantor's Northwest property corner, said point being State Route 163 centerline of right of way station 386+03.22;

9) Thence on the existing centerline of right of way of State Route 163, also being the grantor's North property line, in an Easterly direction on a curve to the right with a central angle of 00 degrees 14 minutes 43 seconds and a radius of 68094.55 feet, an arc distance of 291.52 feet, the chord of which bears South 71 degrees 36 minutes 09 seconds East for a distance of 291.52 feet, to a point on the existing centerline of right of way of State Route 163, said point also being described as the grantor's Northeast property corner, also being on the East line of said Lot 16, also being the West line of said Lot 15, said point being State Route 163 centerline of right of way station 388+94.74, also being 8.30 feet right of Englebeck Road centerline of right of way station 28+97.01;

10) Thence Southerly on the East line of said Lot 16, also being the West line of said Lot 15, also being the grantor's East property line, also being the West property line of Gudrun Trolenberg Barnholt deed of record 41.65 acre parcel as recorded in Official Record 759, Page 421 of the Ottawa County Recorder's Office, South 00 degrees 59 minutes 05 seconds East, 192.01 feet, to the TRUE POINT OF BEGINNING and containing 0.6182 acres, of which 0.4235 acres is PRO (Present Road Occupied), leaving a net take of 0.1947 acres, more or less, subject to legal highways, an existing 40 foot Ohio Public Service Company Electric Easement as recorded in Deed Volume 141, Page 25 of the Ottawa County Recorder’s Office, an existing relocated 40 foot Ohio Public Service Company Electric Easement as recorded in Official Record 1524, Page 287 of the Ottawa County Recorder’s Office, an existing 15 foot Columbia Gas Easement as recorded in Deed Volume 333, Page 176 of the Ottawa County Recorder’s Office and other easements of record.

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The above described area is contained within Ottawa County Auditor's Permanent Parcel Number 014-11718-15676-005.

Description based on a field survey conducted by Fishbeck between the months of June 2019 through July 2019, September 2019 and November 2021 under the direction and supervision of Joshua R. Mihelcic, Registered Surveyor 8453 of the State of Ohio.

Bearings used herein are based on Ohio State Plane Coordinates, North Zone, referenced to NAD (83) (2011) and are for this project use only.

All iron pins set referenced herein are 3/4 inch diameter x 30 inch long iron bars with 2-1/2 inch aluminum cap stamped "ODOT R/W, P.S. 8453, FISHBECK". Iron pins to be set that will be disturbed during construction may be reset by the construction contractor's surveyor and the new cap shall include the words "RESET".

This description was prepared on December 06, 2021 by Joshua R. Mihelcic, Registered Surveyor 8453 of the State of Ohio.

Also excepting therefrom the following described premises as conveyed by the Agreed Judgment Entry on Settlement recorded November 7, 2022 in/as OR Volume 1922, Page 891 of the Ottawa County Records:

PARCEL 10-WDV

Situated in the State of Ohio, County of Ottawa, Danbury Township, Firelands Section 2, Lot 16 and being part of a deed of record 1.9361 acre parcel of land conveyed to RU Dollar General OHPAME6, LLC as recorded in Official Record 1625, Page 359 of the Ottawa County Recorder's Office and being more particularly described as follows:

Being a parcel lying on the right side of the existing centerline of right of way of State Route 163 as part of the OTT-163-33.85 Centerline Plat made by Fishbeck for the Ohio Department of Transportation as recorded in Instrument Number 2021-313163 (Plat Book 73, Page 45) of the plat records of Ottawa County, Ohio and being located within the following described points in the boundary thereof;

Commencing at a 1/2 inch iron pin found within a monument box, said 1/2 inch iron pin found being the Southeast corner of said Lot 16, also being the Southwest corner of Firelands Section 2, Lot 15, also being on the centerline of right of way of Englebeck Road, said 1/2 inch iron pin found being station 15+14.17 of the centerline of right of way of Englebeck Road;

Thence Northerly on the East line of said Lot 16, also being the West line of said Lot 15, North 00 degrees 59 minutes 05 seconds West, 1125.39 feet, to a point on the East line of said Lot 16, also being the West line of said Lot 15, said point also being described as the grantor's Southeast property corner, said point being 6.75 feet right of Englebeck Road centerline of right of way station 26+39.54 and also being the TRUE POINT OF BEGINNING for the parcel of land herein described;

1) Thence Westerly on the grantor's South property line, also being the North property line of Stephen A. Boytim deed of record 3.7792 acre parcel as recorded in Official Record 1524, Page 284 of the Ottawa County Recorder's Office, South 88 degrees 37 minutes 53 seconds West, 61.75 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, also being on the grantor's South property line, said pin being 55.00 feet left of Englebeck Road centerline of right of way station 26+39.49;

2) Thence Northerly on the proposed West right of way line of Englebeck Road, being a right of way line 55.00 feet Westerly of, as measured perpendicular to and parallel with, the existing centerline of right of way of

DOCPROPERTY iManageFooter \* MERGEFORMAT #26005694v3<DMS> - First Amendment to Purchase and Sale Agreement - Portfolio of 7 Dollar Generals (ME OH PA and TX)

Englebeck Road, North 01 degree 19 minutes 42 seconds West, 65.51 feet, to an iron pin set on the proposed West right of way line of Englebeck Road, said pin being 55.00 feet left of Englebeck Road centerline of right of way station 27+05.00;

3) Thence Easterly on a line perpendicular to the existing centerline of right of way of Englebeck Road, North 88 degrees 40 minutes 18 seconds East, 62.14 feet, to a point on the East line of said Lot 16, also being the West line of said Lot 15, also being the grantor's East property line, said point being 7.14 feet right of Englebeck Road centerline of right of way station 27+05.00;

4) Thence Southerly on the East line of said Lot 16, also being the West line of said Lot 15, also being the grantor's East property line, also being the West property line of Gudrun Trolenberg Barnholt deed of record 41.65 acre parcel as recorded in Official Record 759, Page 421 of the Ottawa County Recorder's Office, South 00 degrees 59 minutes 05 seconds East, 65.47 feet, to the TRUE POINT OF BEGINNING and containing 0.0931 acres, of which 0.0706 acres is PRO (Present Road Occupied), leaving a net take of 0.0225 acres, more or less, subject to legal highways, an existing relocated 40 foot Ohio Public Service Company Electric Easement as recorded in Official Record 1524, Page 287 of the Ottawa County Recorder’s Office and other easements of record.

The above described area is contained within Ottawa County Auditor's Permanent Parcel Number 014-11718-15676-005.

Description based on a field survey conducted by Fishbeck between the months of June 2019 through July 2019, September 2019 and November 2021 under the direction and supervision of Joshua R. Mihelcic, Registered Surveyor 8453 of the State of Ohio.

Bearings used herein are based on Ohio State Plane Coordinates, North Zone, referenced to NAD (83) (2011) and are for this project use only.

All iron pins set referenced herein are 3/4 inch diameter x 30 inch long iron bars with 2-1/2 inch aluminum cap stamped "ODOT R/W, P.S. 8453, FISHBECK". Iron pins to be set that will be disturbed during construction may be reset by the construction contractor's surveyor and the new cap shall include the words "RESET".

This description was prepared on December 06, 2021 by Joshua R. Mihelcic, Registered Surveyor 8453 of the State of Ohio.

Said parcel being conveyed contains 1.226 +/- acres after said exceptions.

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Exhibit “B”

Allocations of Purchase Price

PROPERTY	PURCHASE PRICE
6919 N Service Road, Big Spring, Texas (“Big Spring Property”)	$993,847.60

6696 State Route 95, Mount Gilead, OH (“Mount Gilead Property”)	$992,496.20
409 US Route 2, East Wilton, ME (“Wilton Property”)	$1,414,275.90
23 Wert Drive, Thompsontown, PA (“Thompsontown Property”)	$993,350.90
5405 Tiffin Avenue, Castalia, OH (“Castalia Property”)	$916,214.30
7970 E Harbor Road, Lakeside, OH (“Lakeside Property”)	$936,035.60

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Schedule 3

Schedule of Leases

(1)
Wilton Property
a.
Lease Agreement dated May 13, 2014, as affected by that certain Assignment of Lease dated November 6, 2014, as affected by that certain Assignment of Lease dated November 4, 2016.

(2)
Castalia Property
a.
Lease Agreement dated May 30, 2014, as affected by that certain Assignment of Lease dated September 29, 2014, as affected by that certain Assignment of Lease dated November 4, 2016, and as amended by that certain Lease Modification Agreement #1 dated January 21, 2021.

(3)
Lakeside Property
a.
Lease Agreement dated May 13, 2014, as affected by that certain Assignment of Lease dated September 4, 2014, as amended by that certain Lease Modification Agreement #1 dated November 25, 2014, and as amended by that certain Lease Modification Agreement #2 dated January 21, 2021.

(4)
Mount Gilead Property
a.
Lease Agreement dated July 15, 2014, as affected by that certain Assignment of Lease dated January 14, 2015.

(5)
Thompsontown Property
a.
Lease Agreement dated July 21, 2014, as affected by that certain Assignment of Lease dated March 2, 2015.

(6)
Big Spring Property
a.
Lease Agreement dated July 2, 2014, as affected by that certain Assignment of Lease dated August 29, 2014, as affected by that certain Assignment and Assumption of Landlord’s Interest in Dollar General Lease dated March 16, 2017.

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